                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-53900, No. 333-82263, No. 333-82265, No.
333-82271, No. 333-40605, No. 333-40607, No. 333-40609, No. 333-19419 and No.
333-18765.






ARTHUR ANDERSEN LLP


Cleveland, Ohio,
  May 1, 2001.